Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF REGENCY ENERGY PARTNERS LP
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying quarterly report on Form 10-Q for the three months ended September 30, 2011 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas E. Long, Executive Vice President and Chief Financial Officer of Regency GP LLC, the general partner of Regency GP LP, general partner of Regency Energy Partners LP (the “Partnership”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	November 7, 2011	/s/ Thomas E. Long
Thomas E. Long Executive Vice President and Chief Financial Officer of Regency GP LLC, general partner of Regency GP LP, general partner of Regency Energy Partners LP